Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT dated as of June 28, 2023 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 11, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as further amended hereby, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement), among AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation (the “Borrower”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., a Delaware corporation (the “Parent”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower has requested that certain provisions of the Existing Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders party hereto, constituting a Majority in Interest of the Tranche A Term Lenders and a Majority in Interest of the Revolving Lenders, are willing to consent to such amendments to the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Rules of Interpretation. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendments to the Credit Agreement.

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Applicable Cash Interest Expense Coverage Ratio” means, for any date, the Cash Interest Expense Coverage Ratio applicable pursuant to Section 6.11 with respect to the period of four consecutive fiscal quarters of the Parent most recently ended on or prior to such date.

“First Amendment Effective Date” means June 28, 2023, which was the First Amendment Effective Date under (and as defined in) the First Amendment relating to this Agreement, among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto.

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“First Amendment Period” means the period commencing on the First Amendment Effective Date and ending on the earlier to occur of the First Amendment Period Termination Date and the date on which the Parent shall have delivered to the Administrative Agent the financial statements as of and for the fiscal quarter of the Parent ending June 30, 2024 pursuant to Section 5.01(b), together with the related certificate pursuant to Section 5.01(c).

“First Amendment Period Termination Date” means the date, if any, on which the Parent shall have delivered a First Amendment Period Termination Notice to the Administrative Agent.

“First Amendment Period Termination Notice” means a certificate of a Financial Officer of the Parent delivered together with the financial statements and certificate required to be delivered pursuant to Section 5.01(a) or (b) and Section 5.01(c), respectively, with respect to any fiscal quarter or fiscal year ending on or prior to March 31, 2024, certifying that as of the last day of such period, the Parent is in compliance with the applicable Unamended Total Net Leverage Ratio and Unamended Cash Interest Expense Coverage Ratio contained in Section 6.10 and Section 6.11 (with such compliance being demonstrated in the calculations set forth in the certificate delivered concurrently pursuant to Section 5.01(c)) and notifying the Administrative Agent that effective as of the date of such certificate, the First Amendment Period is terminated.

“Unamended Total Net Leverage Ratio” has the meaning assigned to such term in Section 6.10.

(b) The definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following proviso immediately before the semicolon at the end of paragraph (b) thereof:

“; provided, further, that at all times during the First Amendment Period (and only during such Period), the Applicable Rate set forth below in Category 2 shall be increased by 0.25% per annum”

(c) The definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby further amended by inserting the following proviso immediately before the semicolon at the end of paragraph (c) thereof:

“; provided, further, that at all times during the First Amendment Period (and only during such Period), the Applicable Rate set forth below in Category 2 (other than as set forth under the caption “Commitment Fee Rate”) shall be increased by 0.25% per annum”

(d) Section 2.27 of the Existing Credit Agreement is hereby amended by replacing the words “the eighteen-month anniversary of the Closing Date” therein with “June 30, 2024”.

(e) Section 6.10 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.10. Total Net Leverage Ratio. For the benefit of the Revolving Lenders, the Issuing Banks and the Tranche A Term Lenders only (and the Administrative Agent on their behalf), the Parent will not permit the Total Net Leverage Ratio as of the end of any fiscal quarter set forth below to exceed the ratio set forth below with respect to such fiscal quarter:

Period	Total Net Leverage Ratio
April 1, 2022, through June 30, 2022	5.00 to 1.00
July 1, 2022 through September 30, 2022	4.75 to 1.00
October 1, 2022, through June 30, 2024	4.50 to 1.00
July 1, 2024 through December 31, 2024	4.25 to 1.00
January 1, 2025, through March 31, 2025	4.00 to 1.00
April 1, 2025, through September 30, 2025	3.75 to 1.00
October 1, 2025 and thereafter	3.50 to 1.00

provided, however, that the Total Net Leverage Ratio level set forth above may, at the election of the Borrower and upon written notice to the Administrative Agent prior to the consummation of a Qualified Permitted Acquisition, be increased by 0.50:1.00 in connection with a Permitted Acquisition with aggregate cash consideration (including assumed Indebtedness) paid in connection therewith in excess of $350,000,000 (each such Permitted Acquisition, a “Qualified Permitted Acquisition”), with a 0.50:1.0 step-down (returning the required Total Net Leverage Ratio to the then otherwise required ratio) for the first four fiscal quarter period ending after the date that is six (6) months after such Permitted Acquisition; provided further that, (w) in any event, the maximum Total Net Leverage Ratio for any period of four fiscal quarters shall not be increased to be greater than 4.50:1.00, (x) the Total Net Leverage Ratio levels shall not be increased pursuant to the foregoing proviso on more than two occasions after the Closing Date, (y) following any increase in the Total Net Leverage Ratio level pursuant to the foregoing proviso, no subsequent increase in the Total Net Leverage Ratio level pursuant to the foregoing proviso may be made until after the required Total Net Leverage Ratio has been at the applicable level set forth above (without giving effect to any increase pursuant to the foregoing proviso) for at least two full consecutive fiscal quarters and (z) any such increase of the Total Net Leverage Ratio levels pursuant to this Section 6.10 shall apply only with respect to the calculation of the Total Net Leverage Ratio for purposes of determining compliance with this Section 6.10 and for purposes of any Qualified Permitted Acquisition Pro Forma Calculation (it being understood that the Total Net Leverage Ratio applicable under the Qualified Permitted Acquisition Pro Forma Calculation shall in any event be no greater than the Total Net Leverage Ratio as increased pursuant to the foregoing proviso under this Section 6.10).

Notwithstanding the foregoing, if, with respect to any fiscal quarter of the Parent ending during the First Amendment Period, the Parent shall have delivered to the Administrative Agent a First Amendment Period Termination Notice, then, with respect to the fiscal quarter in respect of which such notice was delivered and each subsequent fiscal quarter of the Parent, the ratios set forth in the table above shall not apply and the applicable maximum Total Net Leverage Ratio shall instead be the ratio set forth below with respect to such fiscal quarter (the “Unamended Total Net Leverage Ratio”):

Period	Total Net Leverage Ratio
April 1, 2023, through September 30, 2023	4.25 to 1.00
October 1, 2023, through December 31, 2023	4.00 to 1.00
January 1, 2024, through March 31, 2024	3.75 to 1.00
April 1, 2024 and thereafter	3.50 to 1.00

(f) Section 6.11 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.11. Cash Interest Expense Coverage Ratio. For the benefit of the Revolving Lenders, the Issuing Banks and the Tranche A Term Lenders only (and the Administrative Agent on their behalf), the Parent will not permit the Cash Interest Expense Coverage Ratio as of the last day of any period of four consecutive fiscal quarters ending during the dates set forth below to be less than the ratio set forth below with respect to such period:

Period End Date	Cash Interest Expense Coverage Ratio
Closing Date through June 30, 2023	3.00 to 1.00
July 1, 2023, through June 30, 2024	2.75 to 1.00
July 1, 2024 and thereafter	3.00 to 1.00

Notwithstanding the foregoing, if, with respect to any period of four consecutive fiscal quarters of the Parent ending during the First Amendment Period, the Parent shall have delivered to the Administrative Agent a First Amendment Period Termination Notice, then, with respect to such period and each subsequent period of four consecutive fiscal quarters of the Parent, the ratios set forth in the table above shall not apply and the Parent will not permit the Cash Interest Expense Coverage Ratio as of the last day of each period of four consecutive fiscal quarters be less than 3.00 to 1.00 (the “Unamended Cash Interest Expense Coverage Ratio”).

SECTION 3. Covenants. Each of the Borrower and the Parent covenants and agrees for the benefit of the Revolving Lenders, the Issuing Banks and the Tranche A Term Lenders only (and the Administrative Agent on their behalf) that, during the First Amendment Period:

(a) the Borrower shall not incur any Incremental Extensions of Credit or any Alternative Incremental Facility Debt that is secured by the Collateral on a pari passu basis with the Loan Document Obligations;

(b) the Parent shall not designate any Restricted Subsidiary as an Unrestricted Subsidiary, unless (i) immediately before and after such designation, no Event of Default shall have occurred and be continuing or would immediately result from such designation (including as a result of the covenants contained in this Section 3) and (ii) immediately after giving effect to such designation, (x) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, shall not exceed the Applicable Total Net Leverage Ratio and (y) the Cash Interest Expense Coverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, shall not exceed the Applicable Cash Interest Coverage Ratio;

(c) neither the Parent nor the Borrower shall, or shall permit any other Restricted Subsidiary to, assume or permit to exist Indebtedness otherwise permitted by Section 6.01(a)(vi)(A) of the Existing Credit Agreement, unless (i) such Indebtedness exists at the time such Person becomes a Restricted Subsidiary (or is so merged or consolidated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary (or such merger or consolidation) or such assets being acquired and (ii) immediately after giving effect to the assumption of such Indebtedness, the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, shall not exceed the Applicable Total Net Leverage Ratio and (y) the Cash Interest Expense Coverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, shall not exceed the Applicable Cash Interest Coverage Ratio;

(d) neither the Parent nor the Borrower shall permit to exist Indebtedness of Foreign Subsidiaries otherwise permitted by Section 6.01(a)(vii) of the Existing Credit Agreement in an aggregate principal amount (other than Indebtedness owing by a Foreign Subsidiary to another Foreign Subsidiary) exceeding $350,000,000;

(e) neither the Parent nor the Borrower shall permit to exist any Ratio Debt incurred by any Restricted Subsidiary that is not a Loan Party;

(f) neither the Parent nor the Borrower shall, or shall permit any other Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, which Lien is otherwise permitted by Section 6.02(f) of the Existing Credit Agreement, except any (i) Lien on any property or asset of any Foreign Subsidiary in an aggregate amount at any time outstanding not exceeding $350,000,000 and (ii) other Lien on any property or asset of any Foreign Subsidiary; provided that

(A) in respect of this sub-clause (ii), such Lien secures Indebtedness or other obligations of such Foreign Subsidiary that is not Guaranteed by any Loan Party and (B) with respect to Indebtedness such Indebtedness is permitted by Section 6.01 of the Existing Credit Agreement and clauses (c), (d), (e) and (f) of this Section 3;

(g) neither the Parent nor the Borrower shall, or shall permit any Restricted Subsidiary to, (i) declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to make any Restricted Payment, that is otherwise permitted by Sections 6.07(a)(vii) or (a)(viii) of the Existing Credit Agreement or (ii) agree to pay or make, directly or indirectly, any voluntary payment or other distribution (whether in cash, securities or other property) of or in respect of any Junior Debt, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the repayment, repurchase, redemption, retirement, acquisition, cancellation or termination of any Junior Debt, that is otherwise permitted by Sections 6.07(b)(iii) through (b)(v) of the Existing Credit Agreement; and

(h) neither the Parent nor the Borrower shall, or shall permit any Restricted Subsidiary to, make or agree to pay or make, directly or indirectly, any voluntary payment or other distribution (whether in cash, securities or other property) of or in respect of any of the Borrower’s senior unsecured notes other than the Senior Notes described in clause (c) of the definition thereof set forth in the Existing Credit Agreement (collectively, the “Senior Unsecured Notes”), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the repayment, repurchase, redemption, retirement, acquisition, cancellation or termination of any of the Senior Unsecured Notes, except (i) any refinancing of Senior Unsecured Notes with Permitted Refinancing Indebtedness and (ii) regularly scheduled payments of principal or interest in respect thereof.

SECTION 4. Additional Agreements. The Borrower agrees for the benefit of the Revolving Lenders, the Issuing Banks and the Tranche A Term Lenders only (and the Administrative Agent on their behalf) that, within 10 Business Days following the First Amendment Effective Date, the Borrower shall make a prepayment pursuant to Section 2.11(a) of the Credit Agreement of Tranche A Term Loans in an aggregate principal amount equal to $16,250,000.00 (it being understood and agreed that such prepayments shall be applied to reduce the amortization payments in respect of the Tranche A Term Loans pursuant to Section 2.10(a)(i) of the Credit Agreement commencing with the payment in respect of the fiscal quarter ending September 30, 2023 in direct order thereof, and for all other purposes of the Credit Agreement shall be deemed to have been paid as an amortization payment pursuant to Section 2.10(a)(i), and not Section 2.11(a), of the Credit Agreement). Each Lender party hereto hereby waives any right to compensation pursuant to Section 2.16 of the Credit Agreement in connection with such prepayment.

SECTION 5. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) This Amendment and the transactions contemplated hereby are within the corporate powers of each of the Borrower and the Parent and have been duly authorized by all necessary corporate and, if required, stockholder action.

(b) This Amendment has been duly executed and delivered by each of the Borrower and the Parent and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date first above written (the “First Amendment Effective Date”) when:

(a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of (i) the Borrower, (ii) the Parent, (iii) each other Loan Party and (iv) Lenders constituting a Majority in Interest of the Tranche A Term Lenders and a Majority in Interest of the Revolving Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment;

(b) each of the representations and warranties set forth in Section 5 hereof shall be true and correct as of the First Amendment Effective Date;

(c) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the First Amendment Effective Date, except to the extent any such representation and warranty expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date;

(d) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

(e) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower confirming compliance with the conditions set forth in paragraphs (b), (c) and (d) of this Section 6; and

(f) the Administrative Agent shall have received payment of all fees and expenses required to be paid or reimbursed by the Borrower under or in connection with this Amendment, including those fees and expenses set forth in Section 11 hereof, to the extent such fees and expenses are invoiced at least one Business Day prior to the proposed First Amendment Effective Date.

SECTION 7. Reaffirmation. Each of the Borrower, the Parent and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as modified by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the guarantees of the Loan Parties contained in the Guarantee Agreement and the grants of security interests by the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect in respect of, and to secure, the Secured Obligations.

SECTION 8. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the First Amendment Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and, for the avoidance of doubt, any breach of this Amendment by the Borrower or the Parent shall constitute an Event of Default.

SECTION 9. Applicable Law; Waiver of Jury Trial.

(a) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 10. Counterparts; Amendment; Effectiveness.

(a) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of an original executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Lenders party hereto.

(b) The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include any electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each, an “Electronic Signature”), and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the Borrower (i) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Loan Parties, electronic images of this Amendment (including with respect to any signature pages hereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages hereto.

SECTION 11. Fees and Expenses.

(a) The Borrower hereby agrees to pay to the Administrative Agent on the First Amendment Effective Date, for the account of each Tranche A Term Lender and Revolving Lender that shall have executed and irrevocably delivered to the Administrative Agent an executed signature page to this Amendment, an amendment fee equal to 0.125% of the sum of such Lender’s outstanding Tranche A Term Loans and outstanding Revolving Commitment (whether used or unused) on the First Amendment Effective Date (after giving effect to any prepayment of the Tranche A Term Loans on the First Amendment Effective Date).

(b) The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICAN AXLE & MANUFACTURING, INC. AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
By
/s/ Shannon J. Curry
Name: Shannon J. Curry
Title: Vice President & Treasurer

[Signature Page to First Amendment]

Solely with respect to the provisions of Section 6 hereof:

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
AMERICAN AXLE & MANUFACTURING,INC.
AAM CASTING CORP.
AAM INTERNATIONAL HOLDINGS, INC.
AAM POWDER METAL COMPONENTS, INC.
ACCUGEAR, INC.
ASP GREDE INTERMEDIATE HOLDINGS LLC
ASP HHI HOLDINGS, INC.
AUBURN HILLS MANUFACTURING, INC.
COLFOR MANUFACTURING, INC.
HHI FORMTECH, LLC
IMPACT FORGE GROUP, LLC
JERNBERG INDUSTRIES, LLC
MD INVESTORS CORPORATION
METALDYNE M&A BLUFFTON, LLC
METALDYNE PERFORMANCE GROUP INC.
METALDYNE POWERTRAIN COMPONENTS, INC.
METALDYNE SINTERED RIDGWAY, LLC
METALDYNE SINTERFORGED PRODUCTS, LLC
MSP INDUSTRIES CORPORATION
OXFORD FORGE, INC.
PUNCHCRAFT MACHINING AND TOOLING, LLC
TEKFOR, INC.

By
/s/ Shannon J. Curry
Name: Shannon J. Curry
Title: Vice President & Treasurer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By
/s/ Joon Hur
Name: Joon Hur
Title: Executive Director

[Signature Page to First Amendment]

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE AMERICAN AXLE & MANUFACTURING, INC. AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BARCLAYS BANK PLC

by	/s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE AMERICAN AXLE & MANUFACTURING, INC. AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Bank of Montreal, Chicago Branch

by	/s/ Andrew Berryman
Name: Andrew Berryman
Title: Director

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE AMERICAN AXLE & MANUFACTURING, INC. AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: BANK OF AMERICA, N.A.

by	/s/ Brian Lukehart
Name: Brian Lukehart
Title: Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE AMERICAN AXLE & MANUFACTURING, INC. AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Citibank, N.A.

by	/s/ Andrew Padovano
Name: Andrew Padovano
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE AMERICAN AXLE & MANUFACTURING, INC. AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: MIZUHO BANK, LTD.

by	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE AMERICAN AXLE & MANUFACTURING, INC. AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: Royal Bank of Canada

by	/s/ Benjamin Lennon
Name: Benjamin Lennon
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE AMERICAN AXLE & MANUFACTURING, INC. AMENDED AND RESTATED CREDIT AGREEMENT

Name of lnstitution: PNC BANK, NATIONAL ASSOCIATION

by	/s/ Scott Neiderheide
Name: Scott Neiderheide
Title: Senior Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE AMERICAN AXLE & MANUFACTURING, INC. AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:	U.S. Bank National Association

by	/s/ Jeffery S. Johnson
Name: Jeffery S. Johnson
Title: SVP

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE AMERICAN AXLE & MANUFACTURING, INC. AMENDED AND RESTATED CREDIT AGREEMENT

Name of lnstitution: Citizens Bank, National Association

by	/s/ Kelly M. Hamrick
Name: Kelly M. Hamrick
Title: Senior Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE AMERICAN AXLE & MANUFACTURING, INC. AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: The Huntington National Bank

by	/s/ Scott Lyman
Name: Scott Lyman
Title: Assistant Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE AMERICAN AXLE & MANUFACTURING, INC. AMENDED AND RESTATED CREDIT AGREEMENT

Name of lnstitution: FIFTH THIRD BANK, NATIONAL ASSOCIATION

by	/s/ Will Batchelor
Name: Will Batchelor
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE AMERICAN AXLE & MANUFACTURING, INC. AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: HSBC BANK USA, NATIONAL ASSOCIATION

by	/s/ Casey Klepsch
Name: Casey Klepsch
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE AMERICAN AXLE & MANUFACTURING, INC. AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution: KeyBank National Association

by	/s/ Eric W. Domin
Name: Eric W. Domin
Title: SVP

For any institution requiring a second signature line:

by
Name:
Title: